Exhibit 13.2
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                      CHIEF FINANCIAL OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Annual Report of Diana Shipping Inc. (the "Company") on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Andreas Michalopoulos , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: April 13, 2006

/s/ Andreas Michalopoulos
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Chief Financial Officer